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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: January 22, 2008
                Date of Earliest Event Reported: January 15, 2008



                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                   California
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                 (State or Other Jurisdiction of Incorporation)


             1-11476                                    95-3977501
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     (Commission File Number)             (I.R.S.  Employer Identification No.)


 13500 Evening Creek Drive, Suite 440, San Diego, California          92128
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         (Address of Principal Executive Offices)                  (Zip Code)


                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).


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ITEM 8.01.        OTHER EVENTS

         Effective January 15, 2008, World Waste Technologies, Inc. changed the transfer agent for its Common Stock and Series B Preferred Stock to Continental Stock Transfer & Trust Company. Stockholders may contact Continental Stock Transfer & Trust Company by writing to Continental Stock Transfer & Trust Company or calling John Comer at 212-845-3218.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 22, 2008                       WORLD WASTE TECHNOLOGIES, INC.


                                              By:  /s/ David Rane
                                                   ---------------------------
                                                       David Rane
                                                       CHIEF FINANCIAL OFFICER


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